Please fold and detach card at perforation before mailing

NATIONS SMALLCAP INDEX PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations SmallCap Index Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. A new investment advisory agreement for the Fund with Banc of America Advisors, Inc.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. A new investment sub-advisory agreement for the Fund with Banc of America Capital Management, Inc.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure at some point in the future.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 4. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 5.      Fundamental Policy Changes

                           a) A change to the Fund's fundamental policy relating
                              to securities underwriting.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           b) A change to the Fund's fundamental policy relating
                              to real estate investment.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           c) A change to the Fund's fundamental policy relating
                              to commodities.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           d) A change to the Fund's fundamental policy relating
                              to loans.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           e) A change to the Fund's fundamental policy relating
                              to borrowing.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           f) A change to the Fund's fundamental policy relating
                              to issuer diversification.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           g) A change to the Fund's fundamental policy relating
                              to industry concentration.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           h) The elimination of the Fund's fundamental policy
                              relating to purchasing securities on margin.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

            Please fold and detach card at perforation before mailing

NATIONS MANAGED INDEX PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Managed Index Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. A new investment advisory agreement for the Fund with Banc of America Advisors, Inc.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. A new investment sub-advisory agreement for the Fund with Banc of America Capital Management, Inc.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure at some point in the future.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 4. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 5.      Fundamental Policy Changes

                           a) A change to the Fund's fundamental policy relating to securities underwriting.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           b) A change to the Fund's fundamental policy relating to real estate investment.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           c) A change to the Fund's fundamental policy relating to commodities.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           d) A change to the Fund's fundamental policy relating to loans.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           e) A change to the Fund's fundamental policy relating to borrowing.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           f) A change to the Fund's fundamental policy relating to issuer diversification.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           g) A change to the Fund's fundamental policy relating to industry concentration.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           h) The elimination of the Fund's fundamental policy relating to purchasing securities on margin.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

            Please fold and detach card at perforation before mailing

NATIONS INTERNATIONAL GROWTH PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations International Growth Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. A new investment sub-advisory agreement for the Fund with Marsico Capital Management, LLC.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 3.      Fundamental Policy Changes

                           a) A change to the Fund's fundamental policy relating to securities underwriting.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           b) A change to the Fund's fundamental policy relating to real estate investment.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           c) A change to the Fund's fundamental policy relating to commodities.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           d) A change to the Fund's fundamental policy relating to loans.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           e) A change to the Fund's fundamental policy relating to borrowing.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           f) A change to the Fund's fundamental policy relating to issuer diversification.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           g) A change to the Fund's fundamental policy relating to industry concentration.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           h) The elimination of the Fund's fundamental policy relating to purchasing securities on margin.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

            Please fold and detach card at perforation before mailing

NATIONS BALANCED ASSETS PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Balanced Assets Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. A new investment sub-advisory agreement for the Fund with Banc of America Capital Management, Inc.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. A new investment sub-advisory agreement for the Fund with Chicago Equity Partners LLC.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure at some point in the future.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 4. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 5.      Fundamental Policy Changes

                           a) A change to the Fund's fundamental policy relating to securities underwriting.


                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           b) A change to the Fund's fundamental policy relating to real estate investment.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           c) A change to the Fund's fundamental policy relating to commodities.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           d) A change to the Fund's fundamental policy relating to loans.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           e) A change to the Fund's fundamental policy relating to borrowing.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           f) A change to the Fund's fundamental policy relating to issuer diversification.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           g) A change to the Fund's fundamental policy relating to industry concentration.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           h) The elimination of the Fund's fundamental policy relating to purchasing securities on margin.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

            Please fold and detach card at perforation before mailing

NATIONS AGGRESSIVE GROWTH PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Aggressive Growth Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. A new investment advisory agreement for the Fund with Banc of America Advisors, Inc.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. A new investment sub-advisory agreement for the Fund with Marsico Capital Management, LLC.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 3. An authorization to convert to a feeder fund in a master/feeder structure at some point in the future.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 4. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 5.      Fundamental Policy Changes

                           a) A change to the Fund's fundamental policy relating to securities underwriting.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           b) A change to the Fund's fundamental policy relating to real estate investment.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           c) A change to the Fund's fundamental policy relating to commodities.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           d) A change to the Fund's fundamental policy relating to loans.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           e) A change to the Fund's fundamental policy relating to borrowing.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           f) A change to the Fund's fundamental policy relating to issuer diversification.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           g) A change to the Fund's fundamental policy relating to industry concentration.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           h) The elimination of the Fund's fundamental policy relating to purchasing securities on margin.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

            Please fold and detach card at perforation before mailing

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Marsico Focused Equities Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    -------------------------------------------

                                    -------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. A new investment sub-advisory agreement for the Fund with Marsico Capital Management, LLC.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. An authorization to convert to a feeder fund in a master/feeder structure at some point in the future.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 3. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 4.      Fundamental Policy Changes

                           a) A change to the Fund's fundamental policy relating to securities underwriting.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           b) A change to the Fund's fundamental policy relating to real estate investment.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           c) A change to the Fund's fundamental policy relating to commodities.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           d) A change to the Fund's fundamental policy relating to loans.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           e) A change to the Fund's fundamental policy relating to borrowing.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           f) A change to the Fund's fundamental policy relating to issuer diversification.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           g) A change to the Fund's fundamental policy relating to industry concentration.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           h) The elimination of the Fund's fundamental policy relating to purchasing securities on margin.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

            Please fold and detach card at perforation before mailing

NATIONS MARSICO GROWTH & INCOME PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Marsico Growth & Income Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. A new investment sub-advisory agreement for the Fund with Marsico Capital Management, LLC.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. An authorization to convert to a feeder fund in a master/feeder structure at some point in the future.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 3. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 4.      Fundamental Policy Changes

                           a) A change to the Fund's fundamental policy relating to securities underwriting.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           b) A change to the Fund's fundamental policy relating to real estate investment.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           c) A change to the Fund's fundamental policy relating to commodities.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           d) A change to the Fund's fundamental policy relating to loans.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           e) A change to the Fund's fundamental policy relating to borrowing.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           f) A change to the Fund's fundamental policy relating to issuer diversification.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           g) A change to the Fund's fundamental policy relating to industry concentration.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           h) The elimination of the Fund's fundamental policy relating to purchasing securities on margin.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

            Please fold and detach card at perforation before mailing

NATIONS VALUE PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Value Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. An authorization to convert to a feeder fund in a master/feeder structure at some point in the future.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 3.      Fundamental Policy Changes

                           a) A change to the Fund's fundamental policy relating to securities underwriting.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           b) A change to the Fund's fundamental policy relating to real estate investment.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           c) A change to the Fund's fundamental policy relating to commodities.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing

                           d) A change to the Fund's fundamental policy relating to loans.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           e) A change to the Fund's fundamental policy relating to borrowing.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           f) A change to the Fund's fundamental policy relating to issuer diversification.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           g) A change to the Fund's fundamental policy relating to industry concentration.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

                           h) The elimination of the Fund's fundamental policy relating to purchasing securities on margin.


                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

            Please fold and detach card at perforation before mailing


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                  Date

                                        -----------------------   --------
                                        Signature (Joint Owners)   Date

            Please fold and detach card at perforation before mailing

NATIONS INTERNATIONAL VALUE PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations International Value Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. An authorization to convert to a feeder fund in a master/feeder structure at some point in the future.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                  Date

                                        -----------------------   --------
                                        Signature (Joint Owners)   Date

            Please fold and detach card at perforation before mailing

NATIONS HIGH YIELD BOND PORTFOLIO
Special Meeting of Shareholders to be held on April 12, 2001

         The undersigned hereby appoints Richard H. Blank, Jr., Michael Simons and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations High Yield Bond Portfolio (the "Fund") of Nations Annuity Trust (the "Trust") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on April 12, 2001, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED FEBRUARY 15, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

o To vote IN FAVOR of all of the items proposed, please check only this box: |_|

o To vote on each item separately, please check the appropriate boxes below:

              ITEM 1. An authorization to convert to a feeder fund in a master/feeder structure at some point in the future.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

              ITEM 2. An authorization for Banc of America Advisors, Inc. to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

                                    FOR           AGAINST     ABSTAIN
                                    |_|              |_|               |_|

   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                  Date

                                        -----------------------   --------
                                        Signature (Joint Owners)   Date